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
CARCO/DCMOT AUTO LOAN MASTER TRUST:  RECONCILIATION OF CASH FLOWS                                             CASH FLOWS PAGE 1 OF 2
COLLECTION PERIOD: FEBRUARY 1, 2003 THROUGH FEBRUARY 28, 2003
ACCRUAL PERIOD: FEB 18, 2003 THROUGH MAR 16, 2003
DISTRIBUTION DATE: MARCH 17, 2003
                                                            TRUST               SERIES           SERIES          SERIES
                                                            TOTALS              1996-1           1998-1          1999-2
                                                      -------------------  --------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                           44,164,062.99 *      3,017,481.83    3,017,481.83    3,620,978.19
Principal Collections from Seller                         750,000,000.00 *              0.00            0.00            0.00
Investment Income on Accounts                                  72,647.32            7,161.90        7,188.91        8,813.31
Balances in Principal Funding Accounts                              0.00                0.00            0.00            0.00
Balances in Reserve Fund Accounts                          15,228,500.00        1,750,000.00    1,750,000.00    2,100,000.00
Balances in Excess Funding Accounts                                 0.00                0.00            0.00            0.00
Balance in Yield Supplement Accounts                       17,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00
Other Adjustments                                                   0.00                0.00            0.00            0.00
                                                      -------------------  --------------------------------------------------
                   TOTAL AVAILABLE                        826,869,210.31        6,774,643.73    6,774,670.74    8,129,791.50
                                                      ===================  ==================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders     7,797,548.44          552,656.25      532,031.25      660,937.50
Principal Due to Note/Certificateholders                  750,000,000.00                0.00            0.00            0.00
Principal to Funding Account                                        0.00                0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                    12,603,500.00        1,750,000.00    1,750,000.00    2,100,000.00
Move Funds to the Excess Funding Accounts                           0.00                0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts                14,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00
Yield Supplement & Reserve Account to Seller                5,625,000.00 *              0.00            0.00            0.00
Service Fees to Seller                                      6,373,086.08 *        416,666.67      416,666.67      500,000.00
Defaulted Amounts to Seller                                         0.00 *              0.00            0.00            0.00
Excess Collections to Seller                               30,066,075.79 *      2,055,320.81    2,075,972.82    2,468,854.00
Excess Funding Account Balance to Seller                            0.00 *              0.00            0.00            0.00
                                                      -------------------  --------------------------------------------------
                 TOTAL DISBURSEMENTS                      826,869,210.31        6,774,643.73    6,774,670.74    8,129,791.50
                                                      ===================  ==================================================
                        Proof                                       0.00                0.00            0.00            0.00
                                                      ===================  ==================================================
                                                          SERIES           SERIES          SERIES           SERIES
                                                          2000-A           2000-B          2000-C           2001-A
                                                      ------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                         4,526,222.74     3,023,516.79    3,017,481.83     6,034,963.66
Principal Collections from Seller                      750,000,000.00             0.00            0.00             0.00
Investment Income on Accounts                               10,873.38         7,152.01        7,522.85        14,946.72
Balances in Principal Funding Accounts                           0.00             0.00            0.00             0.00
Balances in Reserve Fund Accounts                        2,625,000.00     1,753,500.00    1,750,000.00     3,500,000.00
Balances in Excess Funding Accounts                              0.00             0.00            0.00             0.00
Balance in Yield Supplement Accounts                     3,000,000.00     2,004,000.00    2,000,000.00     4,000,000.00
Other Adjustments                                                0.00             0.00            0.00             0.00
                                                      ------------------------------------------------------------------
                   TOTAL AVAILABLE                     760,162,096.13     6,788,168.80    6,775,004.68    13,549,910.38
                                                      ==================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders    809,296.88       533,095.31      528,281.25     1,052,812.50
Principal Due to Note/Certificateholders               750,000,000.00             0.00            0.00             0.00
Principal to Funding Account                                     0.00             0.00            0.00             0.00
Move Funds to the Reserve Fund Accounts                          0.00     1,753,500.00    1,750,000.00     3,500,000.00
Move Funds to the Excess Funding Accounts                        0.00             0.00            0.00             0.00
Move Funds to the Yield Supplement Accounts                      0.00     2,004,000.00    2,000,000.00     4,000,000.00
Yield Supplement  & Reserve Account to Seller            5,625,000.00             0.00            0.00             0.00
Service Fees to Seller                                     625,000.00       417,500.00      416,666.67       833,333.33
Defaulted Amounts to Seller                                      0.00             0.00            0.00             0.00
Excess Collections to Seller                             3,102,799.25     2,080,073.49    2,080,056.76     4,163,764.55
Excess Funding Account Balance to Seller                         0.00             0.00            0.00             0.00
                                                      ------------------------------------------------------------------
                 TOTAL DISBURSEMENTS                   760,162,096.13     6,788,168.80    6,775,004.68    13,549,910.38
                                                      ==================================================================
                        Proof                                    0.00             0.00            0.00             0.00
                                                      ==================================================================

-------------------------------------------------------------------------
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :
                                          (900,098.88)
-------------------------------------------------------------------------
    TO: JOHN BOBKO/ROBERT GRUENFEL                        FROM: PAUL GEKIERE
        THE BANK OF NEW YORK                                    DAIMLERCHRYSLER
        (212) 815-4389/8325                                     (248) 512-2758

                                                          CASH FLOWS PAGE 1 OF 2

   DCMOT             DCMOT
   2002-A           2002-B            OTHER
--------------------------------------------------
 11,937,290.75      5,968,645.37             0.00
          0.00              0.00
      5,992.15          2,996.07
          0.00              0.00
          0.00              0.00
          0.00              0.00
          0.00              0.00
          0.00              0.00             0.00
--------------------------------------------------
 11,943,282.90      5,971,641.45             0.00
==================================================


  2,098,125.00      1,030,312.50
          0.00              0.00
          0.00              0.00
          0.00              0.00
          0.00              0.00
          0.00              0.00
          0.00              0.00
  1,831,501.83        915,750.92
          0.00              0.00
  8,013,656.07      4,025,578.03             0.00
          0.00              0.00
--------------------------------------------------
 11,943,282.90      5,971,641.45             0.00
==================================================
          0.00              0.00             0.00
==================================================
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
               Chrysler                                           $0.00
               Investment Income                              72,647.32
               Collection Account                        753,000,000.00 *
               Reserve & Yield Accounts                    5,625,000.00
               Balance in Excess Funding Account                   0.00
                                                        $758,697,647.32
     2. Distribute funds to:
               Series Note/Certificate Holders          $757,797,548.44
               Chrysler                                      900,098.88
               Trust Deposit Accounts                              0.00
                                                        $758,697,647.32

     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.